UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act File Number:
811-21432

Reaves Utility Income Fund
(Exact Name of Registrant as Specified in Charter)

1700 Broadway, Suite 1230
Denver, CO 80290
(Address of Principal Executive Offices) (Zip Code)

Chris Moore
Reaves Utility Income Fund
1700 Broadway, Suite 1230
Denver, CO 80290
(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code:
800.644.5571

Date of Fiscal Year End: October 31st

Date of Reporting Period: November 1, 2021 – October 31, 2022

Item 1. Reports to Stockholders.

(a)	The Report to Stockholders is attached herewith.

UTG Reaves

Utility Income Fund

Annual Report 2022

Section 19(b) Disclosure

October 31, 2022 (Unaudited)

Reaves Utility Income Fund (the “Fund”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Fund’s Board of Trustees (the “Board”), has adopted a plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Fund currently distributes $0.19 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of the Fund’s Board. Under the Plan, the Fund will distribute all available investment income to its shareholders, consistent with its primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable the Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the Plan. The Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate the Fund’s Plan without prior notice if it deems such action to be in the best interest of the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading below net asset value) or widening an existing trading discount. The Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current fiscal period. Section 19(a) notices for the Fund, as applicable, are available on the Fund’s website www.utilityincomefund.com.

Reaves Utility Income Fund	Table of Contents

Shareholder Letter	2
Report of Independent Registered Public Accounting Firm	7
Statement of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Statement of Cash Flows	14
Financial Highlights	16
Notes to Financial Statements	21
Additional Information	29
Trustees & Officers	33
Summary of Fund Expenses	37
Summary of Updated Information Regarding the Fund	39

Annual Report | October 31, 2022	1

Reaves Utility Income Fund	Shareholder Letter

October 31, 2022 (Unaudited)

To our Shareholders:

Fiscal 2022 Investment Portfolio Returns

Total net assets of the Fund were $1.994 billion on October 31, 2022, or $27.71 of net asset value (“NAV”) per common share. One year ago, net assets totaled $2.158 billion representing $33.09 of net asset value per common share.

The changes include distributions to shareholders totaling $157 million or $2.28 per share. Changes in the market price of the Fund can and do differ from the underlying changes in the net asset value per common share. As a result, the market return to common shares can be higher or lower than the NAV return.

The fiscal-2022 market return for shareholders was -12.64% as is reflected in the table below. The share price of the Fund traded at a discount of 0.32% to the NAV at fiscal year-end versus a premium of 2.63% at the beginning of the fiscal year.

	One Year	Three Years^	Five Years^	Ten Years^	Since Inception^*
UTG (NAV)**	-10.05%	-2.34%	3.14%	7.66%	9.40%
UTG (Market)**	-12.64%	-2.95%	4.45%	7.78%	9.12%
S&P 500 Utilities Index[1]	2.88%	4.63%	7.43%	9.92%	9.57%
Dow Jones Utility Average[2]	3.16%	5.20%	7.45%	10.45%	10.51%

^	Annualized.

*	Index data since February 29, 2004

**	Assumes all dividends being reinvested

1	S&P 500 Utilities Index is a capitalization-weighted index containing 28 Electric and Gas Utility stocks (including multi-utilities and independent power producers). Prior to July 1996, this index included telecommunications equities.

2	The Dow Jones Utility Average is a price-weighted average of 15 utility stocks traded in the United States.

The performance data quoted represents past performance. Past performance is no guarantee of future results.

Distributions to Common Shareholders

Since the Fund’s first distribution in April 2004, distributions to shareholders have totaled over $1 billion consisting of divided income and realized capital gains with no returns of capital.

The monthly distribution has been increased on 12 occasions from the initial monthly amount of $0.0967 per share to the current amount of $0.19 per share, representing a cumulative increase of 96.48%. The Trustees of the Fund regularly review the amount of the monthly distribution.

For calendar year 2021, all distributions from the Fund were paid from net investment income including realized capital gains. We anticipate that all distributions for the 12 months ending December 31, 2022 will also be characterized as paid from net investment income and realized capital gains.

Leverage Facility

The Fund ended the fiscal year with $500 million in debt, up from $450 million at the end of fiscal 2021. Leverage stood at 25.07% versus 20.85% of net assets on October 31, 2021, year-end. For details about the facility please refer to Note 5 of the accompanying financial statements.

www.utilityincomefund.com	2

Reaves Utility Income Fund	Shareholder Letter

October 31, 2022 (Unaudited)

Overview

The Reaves Utility Income Fund continued to generate tax-advantaged income for investors. The Fund maintained its leverage at about 25% of net assets, which we think is a prudent level given current market conditions. Many holdings grew earnings and increased dividends throughout the year, highlighting the resilience of the businesses in which the Fund invests.

In the twelve-month period ending October 31, 2022, the Fund generated a total return of about -10% and paid $157 million ($2.28 per share) in investor distributions. We would note that the results coincide with a sharp rise in the 10-year U.S. Treasury yield, from about 1.55%, at the end of October 2021, to over 4.00% by the end of October 2022. An increase in long term interest rates is generally a challenge for investment performance. Additionally, the Federal Reserve (“Fed”) began unwinding it’s quantitative easing program, effectively eliminating a secondary support mechanism for financial assets. Consequently, investors decreased exposure to risky assets and markets generally fell in value, including the sectors in which we invest.

Our utility investments were a bright spot in the portfolio as the sector benefitted from flight-to-safety buying. Additionally, the passage of the Inflation Reduction Act (IRA) in August was a significant event that remains, in our view, underappreciated by most investors. This legislation provides a wide array of incentives to utilities to transition more rapidly away from fossil fuel generation, especially coal. Among them: enhanced and expanded tax credits for new development of renewable generation and electric storage, new tax credits to support existing nuclear generation and the development of new nuclear technology and the production of hydrogen, as well as new incentives for industrial and transportation electrification. These incentives will meaningfully lower the cost of new investments for utilities in these emerging technologies. Additionally, increase in power usage should help by spreading the cost of new investment across more energy sales.

In communications infrastructure, where the Fund’s investments are concentrated in cable, data centers, towers, and traditional telecom, returns were negative and were largely responsible for the Fund’s overall decline. Two factors contributed to the results. First, rising interest rates negatively impacted companies structured at Real Estate Investment Trusts (REITs) such as our tower and data center investments. While there was little fundamental business deterioration for these companies, valuation multiples fell as investors shifted funds to lower duration assets. Another factor was the prospect of increased competition in the U.S. broadband space. More operators are building fiber and fixed wireless networks to compete with cable, at the same time as cable companies are more aggressively competing in wireless telephony. While competition is certainly becoming more acute, we continue to believe our investments have the potential to outgrow their respective industries and inflation. More importantly, we do not see material risk to the expected cash flows underpinning share repurchase or dividend income contribution from the space.

While the preponderance of the Fund’s investments are in utilities and telecommunications, we also retain a small portion of the portfolio in transportation and natural gas pipelines for diversification and inflation sensitivity. Here, returns were mixed. Supply chain constraints eased, which helped volumes at our rail investments recover. However, high inflation and the prospect of a Fed induced economic slowdown hurt returns. Russia’s invasion of Ukraine and subsequent curtailment of gas flows to Europe resulted in higher natural gas demand in the U.S. as the industry increased liquefied natural gas (LNG) shipments to the region.

Going forward, we expect that markets will remain choppy as central banks adjust monetary policy to combat inflation. While headwinds persist, we would remind investors that we typically invest in businesses that grow cash flows and dividend payments more quickly than sector averages and faster than long-term inflation. Additionally, we invest in businesses that can pass on increased interest costs to customers while continuing to grow. Thus, we remain confident that, despite challenges, our investments will grow earnings and should increase dividends to shareholders over time and remain confident in our ability to continue to pay distributions to our shareholders.

Annual Report | October 31, 2022	3

Reaves Utility Income Fund	Shareholder Letter

October 31, 2022 (Unaudited)

Sincerely,

Timothy O. Porter, CFA, Portfolio Manager, Reaves Asset Management-CIO

John P. Bartlett, CFA, Portfolio Manager, Reaves Asset Management-President

Sources of distributions to shareholders may include net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for the Fund’s current period. The actual amounts and sources of distributions for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The estimates may not match the final tax characterization (for the full year’s distributions) contained in the shareholder’s Form 1099-DIV. Distribution payments are not guaranteed; distribution rates may vary.

You cannot invest directly in an index.

Quantitative easing is a form of monetary policy in which a central bank, like the U.S. Federal Reserve, purchases securities in the open market to reduce interest rates and increase the money supply.

www.utilityincomefund.com	4

Reaves Utility Income Fund	Shareholder Letter

October 31, 2022 (Unaudited)

Growth of a hypothetical $10,000 investment

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of common shares at NAV or the closing market price (NYSE: UTG) of $25.29 on October 31, 2012, and tracking its progress through October 31, 2022.

Past performance does not guarantee future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Annual Report | October 31, 2022	5

Reaves Utility Income Fund	Shareholder Letter

October 31, 2022 (Unaudited)

INDUSTRY ALLOCATION AS OF OCTOBER 31, 2022

Multi-Utilities - 38.28%
Electric Utilities - 30.24%
Diversified Telecommunications Services - 17.12%
Equity Real Estate Investment Trusts (REITs) - 8.53%
Road & Rail - 8.51%
Money Market Funds - 5.46%
Water Utilities - 5.08%
Media - 4.48%
Independent Power and Renewable Electricity Producers - 4.20%
Oil, Gas & Consumable Fuels - 3.01%

Industries are displayed as a % of net assets. Holdings are subject to change.

www.utilityincomefund.com	6

Reaves Utility Income Fund	Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Reaves Utility Income Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Reaves Utility Income Fund (the “Fund”), including the statement of investments, as of October 31, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the ten years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Denver, Colorado
December 22, 2022

We have served as the auditor of Reaves Utility Income Fund since 2005

Annual Report | October 31, 2022	7

Reaves Utility Income Fund	Statement of Investments

October 31, 2022

	SHARES	VALUE
Common Stocks - 119.45%
Diversified Telecommunications Services - 17.12%
BCE, Inc.	2,110,000	$95,161,001
Deutsche Telekom AG	4,017,447	76,085,695
Rogers Communications, Inc., Class B	700,000	29,138,621
Telus Corp.	4,120,100	86,040,184
Verizon Communications, Inc.	1,466,703	54,810,691
		341,236,192

Electric Utilities - 30.24%
Duke Energy Corp.(a)	906,000	84,421,080
Entergy Corp.(a)	850,000	91,069,000
Exelon Corp.	839,957	32,413,941
FirstEnergy Corp.(a)	1,125,000	42,423,750
Fortis, Inc.	1,350,600	52,673,400
NextEra Energy, Inc.	1,179,200	91,388,000
OGE Energy Corp.(a)	1,671,645	61,232,356
PPL Corp.(a)	2,356,000	62,410,440
Southern Co.(a)	1,299,600	85,097,808
		603,129,775

Independent Power and Renewable Electricity Producers - 4.20%
Constellation Energy Corp.	885,333	83,699,413

Media - 4.48%
Charter Communications, Inc., Class A(b)	70,500	25,917,210
Comcast Corp., Class A	2,000,000	63,480,000
		89,397,210

Multi-Utilities - 38.28%
Alliant Energy Corp.(a)	1,633,100	85,198,827
Ameren Corp.	1,144,000	93,258,880
CMS Energy Corp.(a)	800,500	45,668,525
DTE Energy Co.(a)	719,200	80,629,512
Enel SpA	7,496,257	33,477,537
NiSource, Inc.	2,715,966	69,773,167
PG&E Corp.(a)(b)	4,338,300	64,770,819
Public Service Enterprise Group, Inc.(a)	1,594,000	89,375,580
Sempra Energy	243,200	36,708,608
WEC Energy Group, Inc.(a)	862,100	78,735,593
Xcel Energy, Inc.(a)	1,320,600	85,984,266
		763,581,314

See Accompanying Notes to Financial Statements.

www.utilityincomefund.com	8

Reaves Utility Income Fund	Statement of Investments

October 31, 2022

	SHARES	VALUE
Oil, Gas & Consumable Fuels - 3.01%
DT Midstream, Inc.	304,437	$18,174,889
Williams Cos., Inc.	1,281,373	41,939,338
		60,114,227

Real Estate Investment Trusts (REITs) - 8.53%
Crown Castle International Corp.	272,500	36,313,350
Digital Realty Trust, Inc.	377,737	37,868,134
Equinix, Inc.(a)	83,000	47,014,520
SBA Communications Corp., Class A(a)	181,700	49,040,830
		170,236,834

Road & Rail - 8.51%
Canadian Pacific Railway, Ltd.	938,000	69,871,620
Norfolk Southern Corp.	185,100	42,215,757
Union Pacific Corp.	292,900	57,742,306
		169,829,683

Water Utilities - 5.08%
American States Water Co.	295,000	26,685,700
American Water Works Co., Inc.	513,800	74,675,692
		101,361,392

Total Common Stocks
(Cost $2,307,292,177)		2,382,586,040

Money Market Funds - 5.46%
Federated Treasury Obligations Money Market Fund, 2.920% (7-Day Yield)	108,949,544	108,949,544

Total Money Market Funds
(Cost $108,949,544)		108,949,544

Total Investments - 124.91%
(Cost $2,416,241,721)		2,491,535,584

Leverage Facility - (25.07)%		(500,000,000)

Other Assets in Excess of Liabilities - 0.16%		3,181,760

Net Assets - 100%		$1,994,717,344

See Accompanying Notes to Financial Statements.

Annual Report | October 31, 2022	9

Reaves Utility Income Fund	Statement of Investments

October 31, 2022

(a)	Pledged security; a portion or all of the security is pledged as collateral for borrowings as of October 31, 2022. (Note 5)

(b)	Non-income producing security.

Percentages are stated as a percent of the net assets applicable to common shareholders.

See Accompanying Notes to Financial Statements.

www.utilityincomefund.com	10

Reaves Utility Income Fund	Statement of Assets and Liabilities

October 31, 2022

ASSETS:
Investments at value
Cost ($2,416,241,721)	$2,491,535,584
Cash	625,821
Dividends receivable	2,355,444
Interest receivable	156,707
Receivable for shares sold	3,004,492
Prepaid offering costs (Note 4)	103,544
Total Assets	2,497,781,592

LIABILITIES:
Loan payable	500,000,000
Interest payable on loan outstanding	1,142,840
Loan commitment fee payable	20,000
Payable for investments purchased	377,039
Investment advisory fees payable (Note 7)	1,178,911
Administration fees payable (Note 7)	289,978
Trustees' fees payable (Note 7)	22,580
Accrued expenses and other payables	32,900
Total Liabilities	503,064,248
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$1,994,717,344

NET ASSETS (APPLICABLE TO COMMON SHAREHOLDERS) CONSIST OF:
Paid-in capital	1,901,534,745
Total distributable earnings	93,182,599
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$1,994,717,344

Shares of common stock outstanding of no par value, unlimited shares authorized	71,977,353
Net asset value per common share	$27.71

See Accompanying Notes to Financial Statements.

Annual Report | October 31, 2022	11

Reaves Utility Income Fund	Statement of Operations

For the Year Ended October 31, 2022

INVESTMENT INCOME:
Dividends
(net of foreign withholding taxes $2,494,156)	$66,669,099
Total Investment Income	66,669,099

EXPENSES:
Interest on loan	8,487,581
Loan commitment fees	79,375
Investment advisory fees	15,361,570
Administration fees	6,711,528
Chief compliance officer fees	34,450
Trustees' fees	354,000
Miscellaneous fees	354,921
Total Expenses	31,383,425
Net Investment Income	35,285,674

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	134,360,837
Foreign currency related transactions	(116,653)
Net realized gain	134,244,184
Net change in unrealized appreciation/(depreciation) on:
Investments	(391,538,179)
Foreign currency related translations	(10,672)
Net change in unrealized depreciation	(391,548,851)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(257,304,667)
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(222,018,993)

See Accompanying Notes to Financial Statements.

www.utilityincomefund.com	12

Reaves Utility Income Fund	Statements of Changes in Net Assets

	For the Year Ended October 31, 2022	For the Year Ended October 31, 2021
OPERATIONS:
Net investment income	$35,285,674	$33,417,443
Net realized gain	134,244,184	86,819,284
Net change in unrealized appreciation/(depreciation)	(391,548,851)	129,586,653
Net Increase/(Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	(222,018,993)	249,823,380

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From distributable earnings	(157,015,699)	(129,509,500)
Total Distributions: Common Shareholders	(157,015,699)	(129,509,500)

CAPITAL SHARE TRANSACTIONS:
Dividends reinvested	5,313,072	4,575,025
Shares sold, net of offering costs (Note 4)	210,386,361	373,409,491
Net Increase in Net Assets from Capital Share Transactions	215,699,433	377,984,516

Net Increase/(Decrease) in Net Assets Applicable to Common Shareholders	(163,335,259)	498,298,396

NET ASSETS:
Beginning of period	2,158,052,603	1,659,754,207
End of period	$1,994,717,344	$2,158,052,603

See Accompanying Notes to Financial Statements.

Annual Report | October 31, 2022	13

Reaves Utility Income Fund	Statement of Cash Flows

For the year ended October 31, 2022

CASH FLOWS FROM OPERATING ACTIVITIES:

Net decrease in net assets from operations	$(222,018,993)
Adjustments to reconcile change in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(1,046,225,044)
Net purchases of short-term investment securities	(85,934,046)
Proceeds from disposition of investment securities	985,924,377
Net realized (gain)/loss on:
Investments	(134,360,837)
Net change in unrealized appreciation/depreciation on:
Investments	391,538,179
(Increase)/Decrease in assets:
Dividends receivable	187,209
Interest receivable	(156,441)
Prepaid offering costs	(103,544)
Increase/(Decrease) in liabilities:
Interest payable on loan outstanding	1,011,010
Loan commitment fees	20,000
Investment advisory fees	(71,821)
Administration fees	(856,907)
Trustee fees	(56,500)
Accrued expenses and other payables	(316,491)
Net Cash Used in Operating Activities	(111,419,849)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from bank borrowing	$50,000,000
Proceeds from sales of shares, net of offering costs	212,385,944
Cash distributions paid on common shares	(151,702,627)
Net Cash Provided by Financing Activities	110,683,317

Net decrease in cash	(736,532)
Cash, beginning balance	$1,362,353
Cash, ending balance	$625,821

SUPPLEMENTAL DISCLOSURE OF CASHFLOW INFORMATION
Cash paid for interest on senior notes during the period was:	$7,476,571
Non-cash financing activities not included in herein consist of reinvestment of distributions of:	5,313,072

See Accompanying Notes to Financial Statements.

www.utilityincomefund.com	14

Page Intentionally Left Blank

Reaves Utility Income Fund	Financial Highlights

Contained below is selected data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon information provided in the financial statements and market price data for the Fund’s shares.

OPERATING PERFORMANCE:
Net asset value — Beginning of Period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Net Increase/(Decrease) from Operations Applicable to Common Shareholders
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Distributions from net investment income
Distributions from net realized capital gains
Total Distributions Paid to Common Shareholders
CAPITAL SHARE TRANSACTIONS:
Change due to rights offering(b)
Common share offering costs charged to paid-in capital
Total Capital Share Transactions
Common Share Net Asset Value — End of Period
Common Share Market Price — End of Period
Total Return, Net Asset Value(d)
Total Return, Market Price(d)
RATIOS AND SUPPLEMENTAL DATA
Net Assets Applicable to Common Shareholders, End of Period (000s)
Ratio of operating expenses to average net assets attributable to common shares
Ratio of operating expenses excluding interest to average net assets attributable to common shares
Ratio of net investment income to average net assets attributable to common shares
Portfolio turnover rate
BORROWINGS AT END OF PERIOD
Aggregate Amount Outstanding (000s)
Asset Coverage Per $1,000(e)

See Accompanying Notes to Financial Statements.

www.utilityincomefund.com	16

Reaves Utility Income Fund	Financial Highlights

For the Year Ended October 31, 2022	For the Year Ended October 31, 2021	For the Year Ended October 31, 2020	For the Year Ended October 31, 2019	For the Year Ended October 31, 2018

$33.09	$30.77	$36.52	$31.74	$33.14

0.51	0.57	0.65	0.65	0.84
(3.61)	3.95	(4.24)	6.21	(0.25)
(3.10)	4.52	(3.59)	6.86	0.59

(0.53)	(0.57)	(0.85)	(0.64)	(0.83)
(1.75)	(1.63)	(1.31)	(1.44)	(1.16)
(2.28)	(2.20)	(2.16)	(2.08)	(1.99)

–	–	–	–	0.00 (c)
0.00 (c)	0.00 (c)	0.00 (c)	–	–
0.00 (c)	0.00 (c)	0.00 (c)	–	0.00 (c)
$27.71	$33.09	$30.77	$36.52	$31.74
$27.62	$33.96	$31.45	$37.09	$30.36
(10.05%)	14.92%	(9.89%)	22.38%	2.39%
(12.64%)	15.39%	(9.32%)	29.94%	4.63%

$1,994,717	$2,158,053	$1,659,754	$1,779,985	$1,544,961
1.42%	1.23%	1.50%	2.06%	1.90%
1.04%	1.05%	1.09%	1.17%	1.10%
1.60%	1.70%	2.00%	1.93%	2.62%
37%	20%	38%	22%	24%

$500,000	$450,000	$345,000	$445,000	$445,000
4,989	5,796	5,811	5,000	4,472

See Accompanying Notes to Financial Statements.

Annual Report | October 31, 2022	17

Reaves Utility Income Fund	Financial Highlights

OPERATING PERFORMANCE:
Net asset value — Beginning of Period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Net Increase/(Decrease) from Operations Applicable to Common Shareholders
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Distributions from net investment income
Distributions from net realized capital gains
Total Distributions Paid to Common Shareholders
CAPITAL SHARE TRANSACTIONS:
Change due to rights offering(b)
Common share offering costs charged to paid-in capital
Total Capital Share Transactions
Common Share Net Asset Value — End of Period
Common Share Market Price — End of Period
Total Return, Net Asset Value(d)
Total Return, Market Price(d)
RATIOS AND SUPPLEMENTAL DATA
Net Assets Applicable to Common Shareholders, End of Period (000s)
Ratio of operating expenses to average net assets attributable to common shares
Ratio of operating expenses excluding interest to average net assets attributable to common shares
Ratio of net investment income to average net assets attributable to common shares
Portfolio turnover rate
BORROWINGS AT END OF PERIOD
Aggregate Amount Outstanding (000s)
Asset Coverage Per $1,000(e)

See Accompanying Notes to Financial Statements.

www.utilityincomefund.com	18

Reaves Utility Income Fund	Financial Highlights

For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013

$32.53	$30.29	$32.71	$27.91	$25.66

1.00	0.84	0.84	1.80	1.14
3.87	3.89	(1.47)	4.64	2.69
4.87	4.73	(0.63)	6.44	3.83

(1.04)	(0.99)	(0.89)	(1.50)	(1.51)
(1.80)	(0.83)	(0.90)	(0.14)	(0.07)
(2.84)	(1.82)	(1.79)	(1.64)	(1.58)

(1.42)	(0.67)	–	–	–
–	–	–	–	–
(1.42)	(0.67)	–	–	–
$33.14	$32.53	$30.29	$32.71	$27.91
$31.02	$30.00	$29.67	$30.88	$25.92
11.04%	14.31%	(1.78%)	24.24%	15.73%
12.70%	7.62%	1.91%	26.29%	9.05%

$1,612,865	$1,116,576	$878,952	$949,088	$809,731
1.66%	1.59%	1.62%	1.71%	1.71%
1.09%	1.14%	1.15%	1.16%	1.21%
2.97%	2.66%	2.67%	6.10%	4.33%
15%	34%	32%	26%	30%

$320,000	$320,000	$320,000	$290,000	$290,000
6,040	4,489	3,747	4,273	3,792

See Accompanying Notes to Financial Statements.

Annual Report | October 31, 2022	19

Reaves Utility Income Fund	Financial Highlights

(a)	Calculated based on the average number of common shares outstanding during each fiscal period.
(b)	Effect of rights offerings for common shares at a price below market price.

(c)	Amount represents less than $0.005 per common share.
(d)	Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period. Total return based on common share market value assumes the purchase of common shares at the market price on the first day and sale of common shares at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under the Fund's distribution reinvestment plan.

(e)	Calculated by subtracting the Fund's total liabilities (excluding the principal amount of Leverage Facility) from the Fund's total assets and dividing by the principal amount of the Leverage Facility and then multiplying by $1,000.

See Accompanying Notes to Financial Statements.

www.utilityincomefund.com	20

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2022

NOTE 1. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Reaves Utility Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated September 15, 2003. The Fund’s investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation. The Fund is a diversified investment company for purpose of the 1940 Act. The Agreement and Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest. The Fund’s common shares are listed on the NYSE American LLC (the “Exchange”) and trade under the ticker symbol “UTG”.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

Investment Valuation: The net asset value per common share (“NAV”) of the Fund is determined no less frequently than daily, on each day that the Exchange is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The NAV is determined by dividing the value of the Fund’s total assets less its liabilities by the number of shares outstanding.

The Board of Trustees (the “Board”) has established the following procedures for valuation of the Fund’s asset values under normal market conditions. For domestic equity securities, foreign equity securities and funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of a domestic and foreign equity security not traded on an exchange, or if such closing prices are not otherwise available, the mean of the closing bid and ask price will be used. The fair value for debt obligations is generally the evaluated mean price supplied by the Fund’s primary and/or secondary independent third-party pricing service, approved by the Board. An evaluated mean is considered to be a daily fair valuation price which may use a matrix, formula or other objective method that takes into consideration various factors, including, but not limited to: structured product markets, fixed income markets, interest rate movements, new issue information, trading, cash flows, yields, spreads, credit quality and other pertinent information as determined by the pricing services evaluators and methodologists. If the Fund’s primary and/ or secondary independent third-party pricing services are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker-dealers that make a market in the security. Investments in non-exchange traded funds are fair valued at their respective net asset values.

Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Fund's investment adviser, Reaves Asset Management ("Reaves" or the "Adviser"), as the valuation designee with respect to the fair valuation of the Fund's portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations are not readily available, including circumstances under which the Adviser determines that prices received are not reflective of their market values. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and saleability of collateral, if any, securing the investment; the business prospects of the issuer, borrower or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s or counterparty’s management; the prospects for the industry of the issuer, borrower or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more non-affiliated independent broker quotes for the sale price of the portfolio security; and other relevant factors.

Annual Report | October 31, 2022	21

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2022

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 —	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 —	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 —	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

www.utilityincomefund.com	22

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2022

The following is a summary of the Fund’s investments in the fair value hierarchy as of October 31, 2022:

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$2,382,586,040	$–	$–	$2,382,586,040
Money Market Funds	108,949,544	–	–	108,949,544
TOTAL	$2,491,535,584	$–	$–	$2,491,535,584

*	For detailed descriptions and other security classifications, see the accompanying Statement of Investments.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day the Exchange is open into U.S. dollars based upon current exchange rates. Prevailing foreign exchange rates may generally be obtained at the close of the Exchange (normally, 4:00 p.m. New York time). The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Distributions to Shareholders: The Fund intends to make a level distribution each month to common shareholders after payment of interest on any outstanding borrowings. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income Taxes: The Fund’s policy is to comply with the provisions of the Code applicable to regulated investment companies and to distribute all of its taxable income and gains to its shareholders. See Note 3.

Investment Transactions: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from investment transactions are determined using the first-in first-out basis for both financial reporting and income tax purposes.

NOTE 2. RISKS

The Fund may have elements of risk, including the risk of loss of equity. There is no assurance that the investment process will consistently lead to successful results. An investment concentrated in sectors and industries may involve greater risk and volatility than a more broadly diversified investment.

Concentration Risk. The Fund invests a significant portion of its total assets in securities of utility companies, which may include companies in the electric, gas, water, and telecommunications sectors, as well as other companies engaged in other infrastructure operations. This may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences affecting those sectors. As concentration of the Fund’s investments in a sector increases, so does the potential for fluctuation in the net asset value of common shares.

Annual Report | October 31, 2022	23

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2022

Risk of Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Market Disruption and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as the war in Ukraine, terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value, liquidity and risk profile of the Fund’s portfolio, as well as its ability to sell securities to meet redemptions. There is a risk that you may lose money by investing in the Fund.

Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, wars, conflicts and social unrest, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations. The value of the Fund’s investments may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf the Fund.

www.utilityincomefund.com	24

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2022

NOTE 3. INCOME TAXES AND TAX BASIS INFORMATION

The Fund complies with the requirements under Subchapter M of the Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the year ended October 31, 2022, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid by the Fund were as follows:

For the Year Ended October 31, 2022
Distributions Paid From:
Ordinary Income	$36,286,616
Long-Term Capital Gain	120,729,083
Total	$157,015,699

For the Year Ended October 31, 2021
Distributions Paid From:
Ordinary Income	$49,217,155
Long-Term Capital Gain	80,292,345
Total	$129,509,500

As of October 31, 2022, the components of distributable earnings on a tax basis were as follows:

Accumulated Capital Gain	$19,920,420
Unrealized Appreciation	73,341,586
Other Cumulative Effect of Timing Differences	(79,407)
Total	$93,182,599

The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from composition of net assets reported under U.S. GAAP.

The tax basis components of capital differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences primarily arising from wash sales.

Annual Report | October 31, 2022	25

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2022

As of October 31, 2022, net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

Gross appreciation (excess of value over tax cost)	$258,827,421
Gross depreciation (excess of tax cost over value)	(185,472,561)
Net depreciation of foreign currency	(13,274)
Net unrealized appreciation	$73,341,586
Cost of investments for income tax purposes	$2,418,180,724

NOTE 4. CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized.

The Fund has a registration statement on file with the SEC (the “Shelf Registration Statement”), pursuant to which the Fund may offer common shares, from time to time, in one or more offerings, up to a maximum aggregate offering price of $600,000,000 on terms to be determined at the time of the offering.

On September 19, 2022, the Fund entered into a distribution agreement (the “Distribution Agreement”) with Paralel Distributors LLC (“Paralel Distributors”), pursuant to which the Fund may offer and sell up to 8,000,000 of the Fund’s common shares from time to time through Paralel Distributors and a sub-placement agent in transactions deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended.

The Distribution Agreement replaced the materially similar distribution agreement (“ADI Agreement”) between the Fund and ALPS Distributors, Inc. (“ADI”), which originally became effective November 14, 2019 and continued through September 19, 2022. Under the ADI Agreement, the Fund could offer up offer and sell up to 23,000,000 of the Fund’s common shares through ADI and a sub-placement agent in transactions deemed to be “at the market.”

During the year ended October 31, 2022, 6,600,257 common shares were sold totaling $210,386,361, in proceeds to the Fund, net of offering costs of $152,357. For the shares sold during the year ended October 31, 2022 pursuant to the Distribution Agreement, commissions totaling $171,174 were paid, of which $42,794 was retained by Paralel Distributors with the remainder paid to a sub-placement agent. For the shares sold during the year ended October 31, 2022 pursuant to the ADI Agreement, commissions totaling $1,912,707 were paid, of which $382,541 was retained by ADI with the remainder paid to the sub-placement agent.

Offering costs paid as a result of the Fund’s Shelf Registration Statement but not yet incurred as of October 31, 2022 are approximately $103,544.

www.utilityincomefund.com	26

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2022

Transactions in common shares were as follows:

	Year Ended October 31, 2022	Year Ended October 31, 2021
Common Shares outstanding - beginning of period	65,211,164	53,936,356
Common Shares issued from sale of shares	6,600,257	11,135,737
Common Shares issued as reinvestment of dividends	165,932	139,071
Common Shares outstanding - end of period	71,977,353	65,211,164

NOTE 5. BORROWINGS

On April 27, 2022, the Fund entered into a Credit Agreement with State Street Bank and Trust Company. Under the terms of the Credit Agreement, the Fund is allowed to borrow up to $650,000,000 (“Commitment Amount”). Interest is charged at a rate of the one month SOFR (“Secured Overnight Financing Rate”) plus 0.65%. Borrowings under the Credit Agreement are secured by all or a portion of assets of the Fund that are held by the Fund’s custodian in a memo-pledged account (the “pledged collateral”). Borrowing commenced under the terms of the Credit Agreement on April 27, 2022. Under the terms of the Credit Agreement, effective June 27, 2022, a commitment fee applies when the amount outstanding is less than 80% of the Commitment Amount. This commitment fee is equal to 0.15% times the Commitment Amount less the amount outstanding under the Credit Agreement and is computed daily and payable quarterly in arrears.

Prior to April 27, 2022, the Fund operated under a Credit Agreement with Pershing LLC. Under the terms of the Credit Agreement the Fund was allowed to borrow up to $455,000,000. Interest was charged at a rate of OBFR (“Overnight Bank Funding Rate”) plus 0.80%. Borrowings under the Credit Agreement were secured by pledged collateral.

For the year ended October 31, 2022, the average amount borrowed under the Credit Agreement was $467,671,233, at a weighted average rate of 1.73%. As of October 31, 2022, the amount of outstanding borrowings was $500,000,000, the interest rate was 3.92% and the fair value of pledged collateral was $1,000,000,008.

NOTE 6. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the year ended October 31, 2022, aggregated $1,041,143,365 and $975,959,588, respectively.

NOTE 7. MANAGEMENT FEES, ADMINISTRATION FEES AND TRANSACTIONS WITH AFFILIATES

Reaves serves as the Fund’s investment adviser pursuant to an Investment Advisory and Management Agreement (the “Advisory Agreement”) with the Fund. As compensation for its services to the Fund, Reaves receives an annual investment advisory fee of 0.575% on assets up to $2.5 billion and 0.525% based on the Fund’s average daily total assets, computed daily and payable monthly 0.575% annually on assets up to $2.5 billion and 0.525% annual on assets over $2.5 billion.

Effective September 19, 2022, Paralel Technologies LLC (“Paralel”) serves as the Fund’s administrator pursuant to an administration and fund accounting agreement (the “Administration Agreement”) with the Fund. As compensation for its services to the Fund, Paralel receives an annual administration fee based on the Fund’s average daily total assets, computed daily and payable monthly. From its fees, Paralel pays all routine operating expenses incurred by the Fund with the exception of advisory fees; taxes and governmental fees; expenses related to portfolio transactions and management of the portfolio; expenses associated with secondary offerings of shares; trustee fees and expenses; expenses associated with tender offers and other share repurchases; and other extraordinary expenses.

Annual Report | October 31, 2022	27

Reaves Utility Income Fund	Notes to Financial Statements

October 31, 2022

Prior to September 19, 2022, ALPS Fund Services, Inc. (“ALPS”) served as the Fund’s administrator and received a fee based on the Fund’s average daily total assets. From its fees, ALPS paid all routine operating expenses incurred by the Fund subject to materially similar exceptions as listed in the Administration Agreement.

Prior to September 19, 2022, pursuant to a Chief Compliance Officer Services Agreement, the Fund paid ALPS for providing Chief Compliance Officer services to the Fund an annual fee payable in monthly installments.

NOTE 8. INDEMNIFICATIONS

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

www.utilityincomefund.com	28

Reaves Utility Income Fund	Additional Information

October 31, 2022 (Unaudited)

DIVIDEND REINVESTMENT PLAN

Unless the registered owner of Common Shares elects to receive cash by contacting DST Systems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open- Market Purchases”) on the NYSE American LLC or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. It is contemplated that the Fund will pay monthly income Dividends. Therefore, the period during which Open-Market Purchases can be made will exist only from the payment date of each Dividend through the date before the next “ex-dividend” date which typically will be approximately ten days. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open- Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date, provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

Annual Report | October 31, 2022	29

Reaves Utility Income Fund	Additional Information

October 31, 2022 (Unaudited)

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, DST Systems, Inc., 333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.

FUND PROXY VOTING POLICIES & PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-644-5571, or on the Fund’s website at https://www.utilityincomefund.com. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-644-5571, or on the SEC’s website at https://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. Copies of the Fund’s Forms N-PORT are available on the Commission’s website at https://www.sec.gov. Quarterly Holdings statements as of the first and third quarter of each fiscal year, and information on the Fund’s Forms N-PORT, are available on the Fund’s website at https://www.utilityincomefund.com, and are available without a charge, upon request, by contacting the Fund at 1-800-644-5571.

www.utilityincomefund.com	30

Reaves Utility Income Fund	Additional Information

October 31, 2022 (Unaudited)

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time common shares in the open market.

TAX INFORMATION

The Fund designates the following for federal income tax purposes for distributions made during the calendar year ended December 31, 2021 qualified dividend income (“QDI”) and as qualifying for the corporate dividends received deduction (“DRD”):

	QDI	DRD
Reaves Utility Income Fund	87.81%	63.72%

In early 2022, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2021 via Form 1099. The Fund will notify shareholders in early 2023 of amounts paid to them by the Fund, if any, during the calendar year 2022.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund designated $120,729,083 as long-term capital gain distribution for the year ended October 31, 2022.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. The Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for the Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Shareholders will receive a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Total Cumulative Distributions for the fiscal year ended October 31, 2022				% Breakdown of the Total Cumulative Distributions for the fiscal year ended October 31, 2022
Net Investment	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
$0.65955	$1.62045	$–	$2.28000	28.93%	71.07%	–%	100.00%

Annual Report | October 31, 2022	31

Reaves Utility Income Fund	Additional Information

October 31, 2022 (Unaudited)

The Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report

www.utilityincomefund.com	32

Reaves Utility Income Fund	Trustees & Officers

October 31, 2022 (Unaudited)

The following table includes information regarding the Fund’s trustees and officers, and their principal occupations and other affiliations during the past five years. The address for all trustees is 1700 Broadway, Suite 1230, Denver, CO 80290. The “independent trustees” consist of those trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act.

NON-INTERESTED TRUSTEES

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee or Nominee(3)
Mary K. Anstine Birth Year: 1940	Trustee	Since Inception*	Ms. Anstine is also a trustee of A.V. Hunter Trust. Ms. Anstine was formerly a Director of the Bank of Colorado (later purchased and now known as Northern Trust Bank), and a member of The American Bankers Association and Trust Executive Committee.	1	Ms. Anstine is a Trustee of ALPS ETF Trust (23 funds); Financial Investors Trust (30 funds); and ALPS Variable Investment Trust (7 funds).

Jeremy W. Deems Birth Year: 1976	Chairman and Trustee	Chairman Since 2017 Trustee Since 2008***	Mr. Deems is the Co-Founder, Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment adviser, and Co-Portfolio Manager of the AXS Green Alpha ETF. Prior to joining Green Alpha Advisors, Mr. Deems was Chief Financial Officer and Treasurer of Forward Management, LLC, ReFlow Management, Co. LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company from 2004 to 2007.	1	Mr. Deems is a Trustee of ALPS ETF Trust (23 funds); Financial Investors Trust (30 funds); Clough Funds Trust (1); and ALPS Variable Investment Trust (7 funds).

Annual Report | October 31, 2022	33

Reaves Utility Income Fund	Trustees & Officers

October 31, 2022 (Unaudited)

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee or Nominee(3)
Michael F. Holland Birth Year: 1944	Trustee	Since Inception*	Mr. Holland is Chairman of Holland & Company, an investment management company.	1	Mr. Holland is a Trustee Emeritus, Blackstone Credit Funds; and Trustee, State Street Master Funds (5 funds).
JoEllen L. Legg Birth Year: 1961	Trustee	Since 2022***	Ms. Legg was formerly Counsel with Practus, LLP, a law firm (2017- 2019).	1	None
E. Wayne Nordberg Birth Year: 1938	Trustee	Since 2012**	Mr. Nordberg is currently the Chairman and Co-Chief Investment Officer of Hollow Brook Wealth Management, LLC, a private investment management firm and is a Director/Trustee for Riley Exploration Permian. Mr. Nordberg was formerly a Senior Director at Ingalls & Snyder LLC, a privately owned registered investment adviser.	1	Mr. Nordberg is a Director/ Trustee for Riley Exploration Permian.

www.utilityincomefund.com	34

Reaves Utility Income Fund	Trustees & Officers

October 31, 2022 (Unaudited)

OFFICERS

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee or Nominee(3)
Joseph Rhame, III Birth Year: 1981	President	President Since 2021	Mr. Rhame is currently the CEO at Reaves Asset Management and prior to 2019 was Portfolio Manager and Analyst at Reaves.	N/A	N/A
Jill Kerschen Birth Year: 1975	Treasurer	Treasurer Since 2022	Ms. Kerschen joined Paralel in 2021 and is currently Director of Fund Administration. Prior to joining Paralel she was Vice President at ALPS Advisors, Inc. from 2019 to 2021 and from 2013 to 2019 she served as Vice President and Fund Controller at ALPS Fund Services, Inc.	N/A	N/A
Bradley J. Swenson Birth Year: 1972	Chief Compliance Officer	Chief Compliance Officer Since 2022	Mr. Swenson is President and Chief Compliance Officer, Paralel Distributors LLC, since May 2022; Director of Compliance Services, Paralel Technologies, since May 2022; President, TruePeak Consulting, LLC, since August 2021; President, ALPS Fund Services, Inc. (“ALPS”) June 2019 to June 2021; Chief Operating Officer, ALPS 2015 to 2019	N/A	N/A

Annual Report | October 31, 2022	35

Reaves Utility Income Fund	Trustees & Officers

October 31, 2022 (Unaudited)

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee or Nominee(3)
Christopher Moore Birth Year: 1984	Secretary	Secretary Since 2022	Mr. Moore is General Counsel of Paralel Technologies LLC and Paralel Advisors LLC since 2021. Mr. Moore served as Deputy General Counsel and Legal Operations Manager of RiverNorth Capital Management, LLC from 2020-2021; VP and Senior Counsel of ALPS Fund Services, Inc. from 2016- 2020	N/A	N/A

(1)	The Trust commenced operations on February 24, 2004. The Trust’s Board of Trustees is divided into three classes, each class serves for a term of three years. Each year the term of office of one class expires and the successors elected to such class serve for a term of three years.

*	Term expires at the Trust’s 2023 Annual Meeting of Shareholders.

**	Term expires at the Trust’s 2024 Annual Meeting of Shareholders.

***	Term expires at the Trust’s 2025 Annual Meeting of Shareholders.

(2)	The term “Fund Complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services; or have a common investment adviser or that have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies.

(3)	The numbers enclosed in the parentheticals represent the number of funds overseen in each respective directorship held by the Trustee.

www.utilityincomefund.com	36

Reaves Utility Income Fund	Summary of Fund Expenses

October 31, 2022 (Unaudited)

The following information is intended to assist investors in understanding the fees and expenses (annualized) that an investor in common shares of the Fund would bear, directly or indirectly. The table is based on the capital structure of the Fund as of October 31, 2022.

The table assumes the use of leverage in the form of amounts borrowed by the Fund under a credit agreement in an amount equal to 20.02% of the Fund’s total assets as of October 31, 2022 (including the amounts of any additional leverage obtained through the use of borrowed funds) and shows Fund expenses as a percentage of net assets attributable to common shares. The following table should not be considered a representation of the Fund’s future expenses. Actual expenses may be greater or less than those shown below. Interest payments on borrowings are included in the total annual expenses of the Fund.

Shareholder Transaction Expenses (as a percentage of offering price)

Sales Load(a)	—%
Offering Expenses Borne by Common Shareholders(a)	—%
Dividend Reinvestment Plan Fees(b)	None

Annual Expenses	Percentage of Net Assets Attributable to Common Shares
Investment Advisory Fees(c)	0.69%
Interest Payments on Borrowed Funds(d)	0.38%
Other Expenses(e)	0.35%
Acquired Fund Fees & Expenses	0.00%
Total Annual Fund Operating Expenses	1.42%

(a)	If common shares are sold to or through underwriters, the applicable prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by the Fund. Under the Fund’s effective registration statement (“Shelf Registation Statement”), as of October 31, 2022, the Fund had commenced an offering of its shares made at-the-market with a maximum sales load paid by investors of 1.00% of the offering price.

(b)	There will be no brokerage charges with respect to common shares of beneficial interest issued directly by the Fund under the dividend reinvestment plan. You will pay brokerage charges in connection with open market purchases or if you direct the plan agent to sell your common shares held in a dividend reinvestment account.

(c)	The investment advisory fee is charged as a percentage of the Fund’s average daily total assets.
(d)	Assumes the use of leverage in the form of borrowing under the Credit Agreement representing 20.02% of the Fund’s total assets as of October 31, 2022, (including any additional leverage obtained through the use of borrowed funds) at an average annual interest rate cost to the Fund of 1.79%.

(e)	Other Expenses are estimated based on estimated amounts for the current fiscal year.

Example

The purpose of the following table is to help a holder of common shares understand the fees and expenses that such holder would bear directly or indirectly. The following example illustrates the expenses that you would pay on a $1,000 investment in common shares of the Fund assuming (1) that the Fund incurs total annual expenses of 1.42% of its net assets in years 1 through 10 (assuming borrowing equal to 20.02% of the Fund’s total assets) and (2) a 5% annual return.

Annual Report | October 31, 2022	37

Reaves Utility Income Fund	Summary of Fund Expenses

October 31, 2022 (Unaudited)

1 Year	3 Years	5 Years	10 Years
$14	$45	$78	$170

The example should not be considered a representation of future expenses or rate of return. The example assumes that all dividends and distributions are reinvested at NAV. The Fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example.

www.utilityincomefund.com	38

Reaves Utility Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2022 (Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the most recent annual report dated October 31, 2021 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

Investment Objective

There have been no material changes in the Fund’s investment objective since the prior disclosure date that have not been approved by shareholders. The Fund’s investment objective is to provide a high level of after-tax income and total return consisting primarily of tax-advantaged dividend income and capital appreciation.

Principal Investment Strategies.

There have been no material changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure date.

The Fund pursues its investment objective by investing at least 80% of its total assets in the securities of domestic and foreign companies involved to a significant extent in providing products, services or equipment for (i) the generation or distribution of electricity, gas or water, (ii) telecommunications activities or (iii) infrastructure operations, such as airports, toll roads and municipal services (“Utilities” or the “Utility Industry”).

A company will be deemed to be involved in the Utility Industry to a significant extent if at least 50% of its assets, gross income or profits are committed to or derived from activities in the areas described above. The remaining 20% of the Fund’s total assets may be invested in other securities including stocks, debt obligations and money market instruments, as well as certain derivative instruments (described below) and other investments.

As used in the Annual Report, as well as the Fund’s Prospectus Supplement and the accompanying Prospectus and Statement of Additional Information, the terms “debt securities” and “debt obligations” refer to bonds, debentures and similar long and intermediate term debt investments and do not include short-term fixed income securities such as money market instruments in which the Fund may invest temporarily pending investment of the proceeds of an offering and during periods of abnormal market conditions. The Fund may invest in preferred stocks and bonds of below investment grade quality (i.e., “junk bonds”).

Under normal market conditions, the Fund invests at least 80% of its total assets in dividend-paying common and preferred stocks of companies in the Utility Industry. In pursuing its objective, the Fund invests primarily in common and preferred stocks that pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains (“tax-advantaged dividends”).

The Fund may invest in the securities of both domestic and foreign issuers, including those located in emerging market countries (i.e., a country not included in the MSCI World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets).

As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities).

To date, the Fund’s derivatives usage has been limited to equity options, including writing covered calls, the purchase of calls and the sale of puts. Options may be used as both hedges against the value of existing holdings or as speculative trades as part of the Fund’s overall investment strategy.

Annual Report | October 31, 2022	39

Reaves Utility Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2022 (Unaudited)

In addition, the Fund may choose to use interest rate swaps (or options thereon) from time to time for hedging purposes. Although the Fund does not currently use interest rate swaps (or options thereon), the Fund may do so in the future, depending on the interest rate outlook of W.H. Reaves & Co., Inc. (dba Reaves Asset Management, the “Adviser”) and other factors. Such usage would be limited to no more than 20% of the Fund’s total assets. The Fund may choose to use other derivatives from time to time, as described in the Statement of Additional Information.

There is no assurance that the Fund will achieve its investment objective. Further, the Fund’s ability to pursue its investment objective, the value of the Fund’s investments and the Fund’s NAV may be adversely affected by changes in tax rates and policies. Because the Fund’s investment objective is to provide a high level of after-tax yield and total return consisting primarily of dividend and interest income and capital appreciation, the Fund’s ability to invest, and the attractiveness of investing in, equity securities that pay qualified dividend income in relation to other investment alternatives will be affected by changes in federal income tax laws and regulations, including changes in the qualified dividend income provisions. Any proposed or actual changes in such rates, therefore, can significantly and adversely affect the after-tax returns of the Fund’s investments in equity securities. Any such changes also could significantly and adversely affect the Fund’s NAV, as well as the Fund’s ability to acquire and dispose of equity securities at desirable returns and price levels and the Fund’s ability to pursue its investment objective. The Fund cannot assure you as to the portion, if any, of the Fund’s dividends that will be qualified dividend income

Leverage

The Fund currently uses leverage through borrowing. More specifically, the Fund has entered into a credit agreement (the “Credit Agreement”) with State Street Bank and Trust Company (the “Bank”). As of October 31, 2022, the Fund had outstanding $500,000,000 in principal amount of borrowings from the Credit Agreement representing approximately 20.02% of the Fund’s total assets (including assets attributable to the Fund’s use of leverage). The Bank has the ability to terminate the Credit Agreement upon 360-days’ notice. The provisions of the 1940 Act further provide that the Fund may borrow or issue notes or debt securities in an amount up to 33 1/3% of its total assets or may issue preferred shares in an amount up to 50% of the Fund’s total assets (including the proceeds from leverage).

The Fund has no present intention of issuing preferred shares, although it has done so in the past and may choose to do so in the future.

The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes.

Leverage creates risks for common shareholders, including the likelihood of greater volatility of NAV and market price of, and dividends paid on, the common shares. There is a risk that fluctuations in the dividend rates on any preferred shares issued by the Fund may adversely affect the return to the common shareholders. If the income from the securities purchased with such funds is not sufficient to cover the cost of leverage, the return on the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced.

Changes in the value of the Fund’s portfolio (including investments bought with the proceeds of the leverage program) will be borne entirely by the common shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the NAV per share to a greater extent than if the Fund were not leveraged.

www.utilityincomefund.com	40

Reaves Utility Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2022 (Unaudited)

The issuance of a class of preferred shares or incurrence of borrowings having priority over the common shares creates an opportunity for greater return per common share, but at the same time such leveraging is a speculative technique in that it will increase the Fund’s exposure to capital risk. Unless the income and appreciation, if any, on assets acquired with leverage proceeds exceed the associated costs of the leverage program (and other Fund expenses), the use of leverage will diminish the investment performance of the common shares compared with what it would have been without leverage.

The fees received by Reaves and certain other service providers are based on the total assets of the Fund, including assets represented by leverage. During periods in which the Fund is using leverage, the fees paid to Reaves for investment advisory services (and separately, to Paralel for administrative services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s total assets, including proceeds from borrowings and the issuance of any preferred shares. Therefore, Reaves may have a financial incentive to use leverage, which creates a conflict of interest between Reaves and common shareholders. Reaves will seek to manage this conflict of interest by utilizing leverage only when they determine such action is in the best interests of the Fund. The Board of Trustees of the Fund (the “Board”) reviews the Fund’s leverage on a periodic basis, and the Fund’s use of leverage may be increased or decreased subject to the Board’s oversight and applicable law.

Under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “1940 Act”), the Fund is not permitted to issue preferred shares unless immediately after such issuance the total asset value of the Fund’s portfolio is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s total assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the NAV of the Fund’s portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of such liquidation value.

To qualify for federal income taxation as a “regulated investment company,” the Fund must satisfy certain requirements relating to sources of its income and diversification of its assets, and must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain). The Fund also will be required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a nondeductible 4% federal excise tax.

The Fund’s willingness to issue new securities for investment purposes, and the amount the Fund will issue, depends on many factors, the most important of which are market conditions and interest rates.

There is no assurance that a leveraging strategy will be successful during any period in which it is employed.

The Fund may increase the amount of leverage following the completion of an offering, subject to applicable law.

Effects of Leverage

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on total return on common shares, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund’s investment portfolio returns will be. In other words, the Fund’s actual returns may be greater or less than those appearing in the table below. The table further reflects the use of leverage as of October 31, 2022, representing approximately 20.02% of the Fund’s Total Assets and the Fund’s assumed annual leverage interest and fee rate of 3.92%.

Annual Report | October 31, 2022	41

Reaves Utility Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2022 (Unaudited)

Assumed Portfolio Return (Net of Expenses)	-10.00%	-5.00%	0.00%	5.00%	10.00%
Corresponding Common Share Total Return	-14.15%	-7.59%	-1.03%	5.53%	12.09%

Total return is composed of two elements—the dividends on common shares paid by the Fund (the amount of which is largely determined by the Fund’s net investment income after paying the cost of leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive or greater than the costs of leverage and decreases return when the portfolio return is negative or less than the costs of leverage.

During the time in which the Fund is using leverage, the amount of the fees paid to the Adviser for investment management services is higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund’s Managed Assets. This may create a conflict of interest between the Adviser, on the one hand, and common shareholders, on the other. Also, because the leverage costs are borne by the Fund at a specified interest rate, only the Fund’s common shareholders bear the cost of the Fund’s management fees and other expenses. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Risk Factors

Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Investors should consider the following risk factors and special considerations associated with investing in the Fund’s common shares:

Risks Associated with Offerings of Additional Common Shares. The voting power of current shareholders will be diluted to the extent that current shareholders do not purchase shares in any future offerings of shares or do not purchase sufficient shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offering as intended, the Fund’s per common share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned. If the Fund sells common shares at a price below NAV pursuant to the consent of shareholders, shareholders will experience a dilution of the aggregate NAV per common share because the sale price will be less than the Fund’s then-current NAV per common share. Similarly, were the expenses of the offering to exceed the amount by which the sale price exceeded the Fund’s then current NAV per common share, shareholders would experience a dilution of the aggregate NAV per common share. This dilution will be experienced by all shareholders, irrespective of whether they purchase common shares in any such offering.

Additional Risks of Rights. There are additional risks associated with an offering of subscription rights to purchase common shares (“Rights”). Shareholders who do not exercise their Rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their Rights. As a result of such an offering, a shareholder may experience dilution in NAV per share if the subscription price per share is below the NAV per share on the expiration date. If the subscription price per share is below the NAV per share of the Fund’s common shares on the expiration date, a shareholder will experience an immediate dilution of the aggregate NAV of such shareholder’s common shares if the shareholder does not participate in such an offering and the shareholder will experience a reduction in the NAV per share of such shareholder’s common shares whether or not the shareholder participates in such an offering. Such a reduction in NAV per share may have the effect of reducing market price of the common shares. The Fund cannot state precisely the extent of this dilution (if any) if the shareholder does not exercise such shareholder’s Rights because the Fund does not know what the NAV per share will be when the offer expires or what proportion of the Rights will be exercised. If the subscription price is substantially less than the then current NAV per common share at the expiration of a rights offering, such dilution could be substantial. Any such dilution or accretion will depend upon whether (i) such shareholders participate in the rights offering and (ii) the Fund’s NAV per common share is above or below the subscription price on the expiration date of the rights offering. In addition to the economic dilution described above, if a Common Shareholder does not exercise all of their rights, the Common Shareholder will incur voting dilution as a result of this rights offering. This voting dilution will occur because the Common Shareholder will own a smaller proportionate interest in the Fund after the rights offering than prior to the rights offering. There is a risk that changes in market conditions may result in the underlying common shares purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. If investors exercise only a portion of the rights, the number of common shares issued may be reduced, and the common shares may trade at less favorable prices than larger offerings for similar securities. Subscription rights issued by the Fund may be transferable or non-transferable rights. In a non-transferable rights offering, Common Shareholders who do not wish to exercise their rights will be unable to sell their rights. In a transferrable rights offering, the Fund will use its best efforts to ensure an adequate trading market for the rights; however, investors may find that there is no market to sell rights they do not wish to exercise.

www.utilityincomefund.com	42

Reaves Utility Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2022 (Unaudited)

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The Fund anticipates using leverage, which will magnify the Fund’s investment, market and certain other risks. The common shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of dividends and distributions.

Issuer Risk. The value of common and preferred stocks may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Income Risk. The income that common shareholders receive from the Fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund’s holdings and common shareholder’s income from the Fund could drop as well. The Fund’s income also would likely be affected adversely if prevailing short-term interest rates increase and the Fund is utilizing leverage.

Leverage Risk. Described in the “Use of Leverage” section above.

Tax Risk. The Fund’s investment program and the tax treatment of Fund distributions may be affected by Internal Revenue Service (“IRS”) interpretations of the Internal Revenue Code of 1986, as amended (the “Code”), future changes in tax laws and regulations. There can be no assurance that any portion of the Fund’s income distributions will not be fully taxable as ordinary income. The Fund’s ability to pursue its investment objective, the value of the Fund’s investments and the Fund’s NAV may be adversely affected by changes in tax rates and policies. Because the Fund’s investment objective is to provide a high level of after-tax yield and total return consisting primarily of dividend and interest income and capital appreciation, the Fund’s ability to invest, and the attractiveness of investing in, equity securities that pay qualified dividend income in relation to other investment alternatives will be affected by changes in federal income tax laws and regulations, including changes in the qualified dividend income provisions. Any proposed or actual changes in such rates, therefore, can significantly and adversely affect the after-tax returns of the Fund’s investments in equity securities. Any such changes also could significantly and adversely affect the Fund’s NAV, as well as the Fund’s ability to acquire and dispose of equity securities at desirable returns and price levels and the Fund’s ability to pursue its investment objective. The Fund cannot assure you as to the portion, if any, of the Fund’s dividends that will be qualified dividend income. Further, in order to avoid corporate income tax at the level of the Fund, it must qualify each year as a regulated investment company under the Code.

Annual Report | October 31, 2022	43

Reaves Utility Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2022 (Unaudited)

Sector/Industry Risk. The “Utility Industry” generally includes companies involved in providing products, services or equipment for (i) the generation or distribution of electricity, gas or water, (ii) telecommunications activities or (iii) infrastructure operations, such as airports, toll roads and municipal services. The Fund invests a significant portion of its total assets in securities of utility companies, which may include companies in the electric, gas, water, telecommunications sectors, as well as other companies engaged in other infrastructure operations. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting those sectors. As concentration of the Fund’s investments in a sector increases, so does the potential for fluctuation in the NAV of common shares.

Risks that are intrinsic to utility companies include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasional reduced availability and high costs of natural gas and other fuels, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials, the disposal of radioactive wastes, shutdown of facilities or release of radiation resulting from catastrophic events, disallowance of costs by regulators which may reduce profitability, and changes in market structure that increase competition.

In many regions, including the United States, the Utility Industry is experiencing increasing competitive pressures, primarily in wholesale markets, as a result of consumer demand, technological advances, greater availability of natural gas with respect to electric utility companies and other factors. For example, the Federal Energy Regulatory Commission (the “FERC”) has implemented regulatory changes to increase access to the nationwide transmission grid by utility and non-utility purchasers and sellers of electricity. A number of countries, including the United States, are considering or have implemented methods to introduce and promote retail competition. Changes in regulation may result in consolidation among domestic utilities and the disaggregation of many vertically integrated utilities into separate generation, transmission and distribution businesses. As a result, additional significant competitors could become active in certain parts of the Utility Industry.

www.utilityincomefund.com	44

Reaves Utility Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2022 (Unaudited)

Due to the high costs of developing, constructing, operating and distributing assets and facilities many utility companies are highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets. See “Risk Factors—Sector/Industry Risk—Interest Rate Risk.”

Concentration Risk. The Fund’s investments will be concentrated in the Utility industry. The focus of the Fund’s portfolio on this sector may present more risks than if the Fund’s portfolio were broadly spread over numerous sectors of the economy. A downturn in this sector (or any sub-sectors within it) would have a larger impact on the Fund than on an investment company that does not concentrate solely in this specific sector (or in specific sub-sectors). At times, the performance of companies in the Utility industry (or a specific sub-sector) may lag the performance of other sectors or the broader market as a whole.

Common Stock Risk. The Fund will have substantial exposure to common stocks. Although common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuer occur. Common stock is subordinated to preferred stock and debt in a company’s capital structure with respect to priority in the right to a share of corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Foreign Securities Risk. Investments in securities of non-U.S. issuers will be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund’s securities. It may also be more difficult to obtain and enforce a judgment against a non-U.S. issuer. Foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments. The risks of foreign investing may be magnified for investments in issuers located in emerging market countries.

To the extent the Fund invests in depositary receipts, the Fund will be subject to many of the same risks as when investing directly in non-U.S. securities. The holder of an unsponsored depositary receipt may have limited voting rights and may not receive as much information about the issuer of the underlying securities as would the holder of a sponsored depositary receipt.

Foreign Currency Risk. Investments in securities that trade in and receive revenues in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund and denominated in those currencies. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, any amounts not recovered will reduce the income received by the Fund, and may reduce distributions to common shareholders. These risks are generally heightened for investments in emerging market countries.

Annual Report | October 31, 2022	45

Reaves Utility Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2022 (Unaudited)

Small and Mid-Cap Stock Risk. The Fund may invest in companies of any market capitalization. The Fund considers small companies to be those with a market capitalization up to $2 billion and medium-sized companies to be those with a market capitalization between $2 billion and $10 billion. Smaller and medium-sized company stocks may be more volatile than, and perform differently from, larger company stocks. There may be less trading in the stock of a smaller or medium-sized company, which means that buy and sell transactions in that stock could have a larger impact on the stock's price than is the case with larger company stocks. Smaller and medium-sized companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a smaller or medium-sized company's stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small or medium-sized company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, smaller or medium-sized company stocks may not be well known to the investing public and may be held primarily by insiders or institutional investors.

Non-Investment Grade Securities Risk. Investments in securities of below investment grade quality, if any, are predominantly speculative because of the credit risk of their issuers. While offering a greater potential opportunity for capital appreciation and higher yields, preferred stocks and bonds of below investment grade quality (also known as “junk bonds”) entail greater potential price volatility and may be less liquid than higher-rated securities. Issuers of below investment grade quality preferred stocks and bonds are more likely to default on their payments of dividends/interest and liquidation value/principal owed to the Fund, and such defaults will reduce the Fund’s NAV and income distributions.

Interest Rate Risk. Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the market value of such securities generally will fall. An investment by the Fund in preferred stocks or fixed-rate debt securities means that the NAV and price of the common shares may decline if market interest rates rise. In typical interest rate environments, the prices of longer term debt securities generally fluctuate more than the prices of shorter-term debt securities as interest rates change. These risks may be greater in the current market environment because certain interest rates are near historically low levels. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security’s duration, and reduce the value of the security. The value of the Fund’s common stock investments may also be influenced by changes in interest rates

Credit Risk. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments. In general, lower rated preferred or debt securities carry a greater degree of credit risk. If rating agencies lower their ratings of preferred or debt securities in the Fund’s portfolio, the value of those obligations could decline. In addition, the underlying revenue source for a preferred or debt security may be insufficient to pay dividends, interest or principal in a timely manner.

Derivatives Risk. Although it may use other derivative instruments from time to time as described in the Fund’s Statement of Additional Information, the Fund’s derivatives usage to date has generally been limited to equity options, including writing covered calls, the purchase of calls and the sale of puts. A decision as to whether, when and how to use options involves the exercise or skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund may also, from time to time, choose to use interest rate swaps (or options thereon). Derivatives transactions of the types described above subject the Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. The Fund’s use of derivative instruments involves investments risks and transactions costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. The Fund also will be subject to credit risk with respect to the counterparties to the over-the-counter derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for payments by the Fund of tax-advantaged dividends.

www.utilityincomefund.com	46

Reaves Utility Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2022 (Unaudited)

Preferred Stock Risk. The Fund may have exposure to preferred stocks. In addition to credit risk, investments in preferred stocks involve certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “noncumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Fund owns a preferred stock that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving income on this position. Preferred stocks often contain provisions that allow for redemption in the event of certain tax or legal changes or at the issuers’ call. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. government securities, corporate debt or common stock.

Debt Securities Risk. In addition to credit risk, investments in debt securities carry certain risks including: redemption risk (debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return); limited voting rights (debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default; and liquidity (certain debt securities may be substantially less liquid than many other securities, such as U.S. government securities or common stocks).

Inflation Risk. Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions thereon can decline.

Illiquid Securities Risk. The Fund may invest in securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund’s NAV.

Annual Report | October 31, 2022	47

Reaves Utility Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2022 (Unaudited)

Market Price of Common Shares. The shares of closed-end management investment companies often trade at a discount from their NAV, and the Fund’s common shares may likewise trade at a discount from NAV. The trading price of the Fund’s common shares may be less than the public offering price. The returns earned by common shareholders who sell their common shares below NAV will be reduced. As of October 31, 2022, the Fund’s common shares are trading at a premium to NAV.

Management Risk. The Fund is subject to management risk because it has an actively managed portfolio. Reaves and the individual portfolio managers apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Market Disruption and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as the war in Ukraine, terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value, liquidity and risk profile of the Fund’s portfolio, as well as its ability to sell securities to meet redemptions. There is a risk that you may lose money by investing in the Fund.

Social, political, economic and other conditions and events, such as natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, wars, conflicts and social unrest, may occur and could significantly impact issuers, industries, governments and other systems, including the financial markets. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat. These types of events quickly and significantly impact markets in the U.S. and across the globe leading to extreme market volatility and disruption. The extent and nature of the impact on supply chains or economies and markets from these events is unknown. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the economies and financial markets and the Adviser’s investment advisory activities and services of other service providers, which in turn could adversely affect the Fund’s investments and other operations. The value of the Fund’s investments may decrease as a result of such events, particularly if these events adversely impact the operations and effectiveness of the Adviser or key service providers or if these events disrupt systems and processes necessary or beneficial to the investment advisory or other activities on behalf the Fund.

www.utilityincomefund.com	48

Reaves Utility Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2022 (Unaudited)

Legislation, Policy and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Recent changes in the U.S. political landscape and changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. New or amended regulations may be imposed by the Commodity Futures Trading Commission (“CFTC”), the SEC, the Board of Governors of the Federal Reserve System (the “Federal Reserve”) or other financial regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to financial reform legislation in the United States. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental agencies.

Portfolio Turnover Risk. The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will not exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and generate short term capital gains taxable as ordinary income.

Portfolio Manager Information

Since the prior disclosure date, there have been no changes in the Fund’s portfolio managers or their business experience.

Fund Organizational Structure

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders.

Other Disclosures

Delaware Statutory Trust Act – Control Share Acquisitions The Fund is organized as a Delaware statutory trust and thus is subject to the control share acquisition statute contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA Control Share Statute”). The DSTA Control Share Statute applies to any closed-end investment company organized as a Delaware statutory trust and listed on a national securities exchange, such as the Fund. The DSTA Control Share Statute became automatically applicable to the Fund on August 1, 2022.

The DSTA Control Share Statute defines “control beneficial interests” (referred to as “control shares” herein) by reference to a series of voting power thresholds and provides that a holder of control shares acquired in a control share acquisition has no voting rights under the Delaware Statutory Trust Act (“DSTA”) or the Fund’s governing documents with respect to the control shares acquired in the control share acquisition, except to the extent approved by the Fund’s shareholders by the affirmative vote of two–thirds of all the votes entitled to be cast on the matter, excluding all interested shares (generally, shares held by the acquiring person and their associates and shares held by Fund insiders).

Annual Report | October 31, 2022	49

Reaves Utility Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2022 (Unaudited)

The DSTA Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. Whether one of these thresholds of voting power is met is determined by aggregating the holdings of the acquiring person as well as those of his, her or its “associates.” These thresholds are:

(1)      10% or more, but less than 15% of all voting power;

(2)      15% or more, but less than 20% of all voting power;

(3)      20% or more, but less than 25% of all voting power;

(4)      30% or more, but less than a majority of all voting power; or

(5)      a majority or more of all voting power.

Under the DSTA Control Share Statute, once a threshold is reached, an acquirer has no voting rights with respect to shares in excess of that threshold (i.e., the “control shares”) until approved by a vote of shareholders, as described above, or otherwise exempted by the Fund’s Board of Trustees. The DSTA Control Share Statute contains a statutory process for an acquiring person to request a shareholder meeting for the purpose of considering the voting rights to be accorded control shares. An acquiring person must repeat this process at each threshold level.

Under the DSTA Control Share Statute, an acquiring person’s “associates” are broadly defined to include, among others, relatives of the acquiring person, anyone in a control relationship with the acquiring person, any investment fund or other collective investment vehicle that has the same investment adviser as the acquiring person, any investment adviser of an acquiring person that is an investment fund or other collective investment vehicle and any other person acting or intending to act jointly or in concert with the acquiring person.

Voting power under the DSTA Control Share Statute is the power (whether such power is direct or indirect or through any contract, arrangement, understanding, relationship or otherwise) to directly or indirectly exercise or direct the exercise of the voting power of shares of the Fund in the election of the Fund’s Trustees (either generally or with respect to any subset, series or class of trustees, including any Trustees elected solely by a particular series or class of shares, such as the preferred shares). Thus, Fund preferred shares, including the Series B Preferred Shares, acquired in excess of the above thresholds would be considered control shares with respect to the preferred share class vote for two Trustees.

Any control shares of the Fund acquired before August 1, 2022 are not subject to the DSTA Control Share Statute; however, any further acquisitions on or after August 1, 2022 are considered control shares subject to the DSTA Control Share Statute.

The DSTA Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition, and also permits the Fund to require a shareholder or an associate of such person to disclose the number of shares owned or with respect to which such person or an associate thereof can directly or indirectly exercise voting power. Further, the DSTA Control Share Statute requires a shareholder or an associate of such person to provide to the Fund within 10 days of receiving a request therefor from the Fund any information that the Fund’s Trustees reasonably believe is necessary or desirable to determine whether a control share acquisition has occurred.

www.utilityincomefund.com	50

Reaves Utility Income Fund	Summary of Updated Information Regarding the Fund

October 31, 2022 (Unaudited)

The DSTA Control Share Statute permits the Fund’s Board of Trustees, through a provision in the Fund’s governing documents or by Board action alone, to eliminate the application of the DSTA Control Share Statute to the acquisition of control shares in the Fund specifically, generally, or generally by types, as to specifically identified or unidentified existing or future beneficial owners or their affiliates or associates or as to any series or classes of shares. The DSTA Control Share Statute does not provide that the Fund can generally “opt out” of the application of the DSTA Control Share Statute; rather, specific acquisitions or classes of acquisitions may be exempted by the Fund’s Board of Trustees, either in advance or retroactively, but other aspects of the DSTA Control Share Statute, which are summarized above, would continue to apply. The DSTA Control Share Statute further provides that the Board of Trustees is under no obligation to grant any such exemptions.

The foregoing is only a summary of the material terms of the DSTA Control Share Statute. Shareholders should consult their own counsel with respect to the application of the DSTA Control Share Statute to any particular circumstance.

Market and Net Asset Value Information

The common shares are listed on the NYSE American under the symbol “UTG” and began trading on the NYSE American on February 24, 2004. Shares of closed-end investment companies often trade on an exchange at prices lower than NAV. The Fund’s common shares have traded in the market at both premiums to and discounts from NAV. The following table shows, for each fiscal quarter since the quarter ended January 31, 2020; (i) high and low NAVs per common share, (ii) the high and low sale prices per common share, as reported in the consolidated transaction reporting system, and (iii) the percentage by which the common shares traded at a premium over, or discount from, the high and low NAVs per common share. The Fund’s NAV per common share is determined on a daily basis.

		Market Price		Net Asset Value at		Market Premium (Discount) to Net Asset Value at
Quarter Ended		Low	High	Market Low	Market High	Market Low	Market High
2022	October 31	$24.55	$34.02	$25.10	$33.85	(5.58)%	0.51%
	July 31	$28.85	$34.50	$28.56	$34.02	1.02%	2.59%
	April 30	$30.76	$35.43	$30.71	$36.13	(0.65)%	(1.94)%
	January 31	$32.20	$35.44	$31.95	$34.79	(1.08)%	1.90%
2021	October 31	$32.34	$36.50	$31.76	$36.07	0.84%	3.40%
	July 31	$33.85	$35.61	$33.43	$34.83	(0.21)%	4.12%
	April 30	$30.50	$35.10	$29.95	$34.64	(0.39)%	1.50%
	January 31	$31.24	$34.60	$31.29	$33.62	(0.16)%	2.91%

As of October 31, 2022, the last reported closing sale price for the Fund’s Common Shares was $25.70 per share and the reported NAV on that date for the Fund’s Common Shares was $26.01, representing a discount to NAV of (1.19)%. Market prices on that same date ranged from $26.29 to a low of $25.70, representing a premium to NAV of 1.08% and a discount to NAV of (1.19)%, respectively.

Annual Report | October 31, 2022	51

REAVES UTILITY INCOME FUND

1700 Broadway, Suite 1230

Denver, CO 80290

1-800-644-5571

Paralel Technologies LLC’s affiliate, Paralel Distributors LLC, a FINRA member, serves as underwriter to the Fund’s at the market offering.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) of this report.

(d)	During the period covered by this report, the registrant had not granted any express or implicit waivers from the provisions of the code of ethics adopted in Item 2(a) of this report.

(e)	Not applicable.

(f)	The registrant’s code of ethics referred to in Item 2(a) above is attached as Exhibit 13(a)(l), hereto.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Jeremy W. Deems and Michael F. Holland as the registrant’s “audit committee financial expert(s).” Mr. Deems and Mr. Holland are each “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s last two fiscal years ended October 31, 2021 and October 31, 2022, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $43,200 and $46,500, respectively.

(b)	Audit-Related Fees: For the registrant’s last two fiscal years ended October 31, 2021 and October 31, 2022, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise reported under paragraph (a) of Item 4 of this report were $0 and $0, respectively. Such fees related to consents filed with respect to the registrant’s registration statements.

(c)	Tax Fees: For the registrant’s last two fiscal years ended October 31, 2021 and October 31, 2022, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which were comprised of the preparation of excise filings and income tax returns for the registrant, were $7,605 and $6,650 respectively.

(d)	All Other Fees: For the registrant’s last two fiscal years ended October 31, 2021 and October 31, 2022, the aggregate fees billed for products and services, provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of Item 4 of this report, were $0 and $0, respectively.

(e)	(1) The audit committee’s pre-approval policies and procedures require that all services to be performed by the registrant’s principal accountant must be pre-approved by the registrant’s audit committee.

(2) No services described in paragraphs (b) through (d) of Item 4 of this report were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to the registrant.

(g)	The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were $10,105 in 2021 and $6,650 in 2022. These amounts consist of the tax fees disclosed in Item 4(c) above.

(h)	Not applicable to the registrant.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated standing audit committee established in accordance with Section 3(a) (58)(A) of the Exchange Act and is comprised of the following members:

Mary K. Anstine
Jeremy W. Deems (designated audit committee financial expert)
Michael F. Holland (designated audit committee financial expert)
JoEllen Legg
E. Wayne Nordberg

(b)	Not applicable.

Item 6. Investments.

(a)	The schedule of investments is included as part of the Reports to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(l) registrant’s Portfolio Managers as of December 31, 2022 are:

Name	Title	Length of Service	Business Experience 5 Years
John P. Bartlett	Portfolio Manager	Since April 2017	PM, Reaves Asset Management 1995-present
Timothy O. Porter	Portfolio Manager	Since December 2018	PM, Reaves Asset Management 2004-present

(a)(2) Other accounts managed by the registrant’s Portfolio Managers as of October 31, 2022 (unless otherwise indicated):

PM Name	Registered Investment Companies, Total Assets	Other Pooled Investments Vehicles, Total Assets	Other Accounts, Total Assets
John P. Bartlett	$42,328,415 1 account	0	0
Timothy O. Porter	$33,557,466 1 account	0	$393,539,794 646 accounts

Other Accounts Managed by Portfolio Managers. There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the registrant’s investments and the investments of any other accounts they manage. Such conflicts could include aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the registrant’s investment adviser may have in place that could benefit the registrant and/or such other accounts. The investment adviser has adopted policies and procedures designed to address any such conflicts of interest to ensure that all management time, resources and investment opportunities are allocated equitably.

None of the accounts disclosed pursuant to Item 8(a)(2) of Form N-CSR have an advisory fee based on the performance of an account.

(a)(3) Portfolio Manager compensation as of October 31, 2022:

Compensation of Portfolio Managers. Compensation paid by Reaves Assets Management, Inc. (the “Adviser”) to the portfolio managers is designed to be competitive and attractive, and primarily consists of a fixed base salary, based on market factors and each person’s level of responsibility, and a bonus. The amount of the bonus is based on the overall after-tax profitability of the Adviser, each fiscal-year, and the contribution of each portfolio manager to the Adviser’s overall performance.

Individual compensation is designed to reward the overall contribution of portfolio managers to the performance of the Adviser. To date, the Adviser has not linked bonuses to the performance of any particular portfolio. Compensation levels are set by senior management following a review of overall performance. From time to time, the Adviser has engaged industry consultants to ensure that compensation remains competitive and to identify and plan for new and emerging compensation trends. Equity holders within the Adviser, including the portfolio managers, receive only a modest return on their capital investment, usually a mid-single digit percentage of their share of the Adviser’s book value. The Adviser believes this practice is consistent with industry standards and that it allows the Adviser to maximize the incentive compensation pool. This pool is critical in the Adviser’s ability to continue to attract and retain professionals of the highest quality while simultaneously growing the intrinsic value of the Adviser. The Adviser has no deferred compensation, stock option or other equity programs. Given the portfolio manager compensation policy described above and the fact that the Adviser has no performance-based advisory relationships, the Adviser does not believe that any material compensation conflicts exist.

(a)(4) Dollar range of securities owned by the registrant’s Portfolio Managers as of October 31, 2022 (unless otherwise indicated):

Portfolio Manager	Dollar Range of Equity Securities Held in Registrant[1]
John P. Bartlett	$100,001 - $500,000
Timothy O. Porter	$10,001 - $50,000

[1]	“Beneficial Ownership” is determined in accordance with Section 16a-l(a)(2) of the Securities Exchange Act of 1934, as amended.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant last provided disclosure in response to the requirements of Item 407(c) (2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(l5) of Schedule 14A (17 CFR 240.14a-101)), or this Item, except as noted below:

Shareholders may recommend shareholder proposals (including recommended nominees) by mailing the Secretary of the Fund, c/o Paralel Technologies LLC, 1700 Broadway, Suite 1230, Denver, Colorado 80290.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)	There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1) The Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions is attached hereto as Exhibit 13(a)(1).

(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(b) A certification for the registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated August 10, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 13(c).

(d) Consent of the Independent Registered Public Accounting Firm is attached hereto as Exhibit 13(d).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REAVES UTILITY INCOME FUND

By:	/s/ Joseph Rhame III
Joseph Rhame III
President (Principal Executive Officer)

Date:	January 9, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph Rhame III
Joseph Rhame III
President (Principal Executive Officer)

Date:	January 9, 2023

By:	/s/ Jill Kerschen
Jill Kerschen
Treasurer (Principal Financial Officer)

Date:	January 9, 2023

These policies are included as Appendix A.

PROXY VOTING POLICIES AND PROCEDURES

1.	Background

The act of managing assets of clients may include the voting of proxies related to such managed assets. Where the power to vote in person or by proxy has been delegated, directly or indirectly, to the investment adviser, the investment adviser has the fiduciary responsibility for (a) voting in a manner that is in the best interests of the client, and (b) properly dealing with potential conflicts of interest arising from proxy proposals being voted upon.

The policies and procedures of W. H. Reaves & Company, Inc. ("WHR") ("the Adviser") for voting proxies received for accounts managed by the Adviser are set forth below and are applicable if:

●	The underlying advisory agreement entered into with the client expressly provides that the Adviser shall be responsible to vote proxies received in connection with the client’s account; or

●	The underlying advisory agreement entered into with the client is silent as to whether or not the Adviser shall be responsible to vote proxies received in connection with the client’s account and the Adviser has discretionary authority over investment decisions for the client’s account; or

●	In case of an employee benefit plan, the client (or any plan trustee or other fiduciary) has not reserved the power to vote proxies in either the underlying advisory agreement entered into with the client or in the client’s plan documents.

These Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in an appropriate manner and should complement the Adviser’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies which are issuers of securities held in managed accounts. Any questions about these policies and procedures should be directed to WHR’s Compliance Department.

Proxy Voting Policies

In the absence of specific voting guidelines from a client, WHR will vote proxies in a manner that is in the best interest of the client, which may result in different voting results for proxies for the same issuer. The Adviser shall consider only those factors that relate to the client’s investment or dictated by the client’s written instructions, including how its vote will economically impact and affect the value of the client's investment (keeping in mind that, after conducting an appropriate cost-benefit analysis, not voting at all on a presented proposal may be in the best interest of the client). WHR believes that voting proxies in accordance with the following policies is in the best interests of its clients.

A.	Specific Voting Policies

1.	Routine Items:

●	The Adviser will generally vote for the election of directors (where no corporate governance issues are implicated).

●	The Adviser will generally vote for the selection of independent auditors.

●	The Adviser will generally vote for increases in or reclassification of common stock.

●	The Adviser will generally vote for management recommendations adding or amending indemnification provisions in charter or by-laws.

●	The Adviser will generally vote for changes in the board of directors.

●	The Adviser will generally vote for outside director compensation.

●	The Adviser will generally vote for proposals that maintain or strengthen the shared interests of shareholders and management

●	The Adviser will generally vote for proposals that increase shareholder value

●	The Adviser will generally vote for proposals that will maintain or increase shareholder influence over the issuer's board of directors and management

●	The Adviser will generally vote for proposals that maintain or increase the rights of shareholders

2.	Non-Routine and Conflict of Interest Items:

●	The Adviser will generally vote for management proposals for merger or reorganization if the transaction appears to offer fair value.

●	The Adviser will generally vote against shareholder resolutions that consider only non-financial impacts of mergers

●	The Adviser will generally vote against anti-greenmail provisions.

B.	General Voting Policy

If the proxy includes a Routine Item that implicates corporate governance changes, a Non-Routine Item where no specific policy applies or a Conflict of Interest Item where no specific policy applies, then the Adviser may engage an independent third party to determine how the proxies should be voted.

In voting on each and every issue, the Adviser and its employees shall vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.

In exercising its voting discretion, the Adviser and its employees shall avoid any direct or indirect conflict of interest raised by such voting decision. The Adviser will provide adequate disclosure to the client if any substantive aspect or foreseeable result of the subject matter to be voted upon raises an actual or potential conflict of interest to the Adviser or:

●	any affiliate of the Adviser. For purposes of these Proxy Voting Policies and Procedures, an affiliate means:

(i)	any person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with the Adviser;

(ii)	any officer, director, principal, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of the Adviser; or

(iii)	any other person for which a person described in clause (ii) acts in any such capacity;

●	any issuer of a security for which the Adviser (or any affiliate of the Adviser) acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

●	any person with whom the Adviser (or any affiliate of the Adviser) has an existing, material contract or business relationship that was not entered into in the ordinary course of the Adviser’s (or its affiliate's) business.

After informing the client of any potential conflict of interest, the Adviser will take other appropriate action as required under these Proxy Voting Policies and Procedures, as provided below.

The Adviser shall keep certain records required by applicable law in connection with its proxy voting activities for clients and shall provide proxy-voting information to clients upon their written or oral request.

3.	Proxy Voting Procedures

A.	The Account Representative or the Portfolio Manager the “Responsible Party”) shall be designated by the Adviser to make discretionary investment decisions for the client's account will be responsible for voting the proxies related to that account. The Responsible Party should assume that he or she has the power to vote all proxies related to the client’s account if any one of the three circumstances set forth in Section 1 above regarding proxy voting powers is applicable.

B.	All proxies and ballots received by WHR will be forwarded to the Responsible Party and then logged in upon receipt in the “Receipt of Proxy Voting Material” log.

C.	Prior to voting, the Responsible Party will verify whether his or her voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

D.	Prior to voting, the Responsible Party will verify whether an actual or potential conflict of interest with the Adviser or any Interested Person exists in connection with the subject proposal(s) to be voted upon. The determination regarding the presence or absence of any actual or potential conflict of interest shall be adequately documented by the Responsible Party (i.e., comparing the apparent parties affected by the proxy proposal being voted upon against the Adviser’s internal list of Interested Persons and, for any matches found, describing the process taken to determine the anticipated magnitude and possible probability of any conflict of interest being present), which shall be reviewed and signed off on by the Responsible Party's direct supervisor (and if none, by the board of directors or a committee of the board of directors of the Adviser).

E.	If an actual or potential conflict is found to exist, written notification of the conflict (the “Conflict Notice”) shall be given to the client or the client’s designee (or in the case of an employee benefit plan, the plan’s trustee or other fiduciary) in sufficient detail and with sufficient time to reasonably inform the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciary) of the actual or potential conflict involved.

Specifically, the Conflict Notice should describe:

●	the proposal to be voted upon;

●	the actual or potential conflict of interest involved;

●	the Adviser’s vote recommendation (with a summary of material factors supporting the recommended vote); and

●	if applicable, the relationship between the Adviser and any Interested Person.

The Conflict Notice will either request the client’s consent to the Adviser’s vote recommendation or may request the client to vote the proxy directly or through another designee of the client. The Conflict Notice and consent thereto may be sent or received, as the case may be, by mail, fax, electronic transmission or any other reliable form of communication that may be recalled, retrieved, produced, or printed in accordance with the recordkeeping policies and procedures of the Adviser. If the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciary) is unreachable or has not affirmatively responded before the response deadline for the matter being voted upon, the Adviser may:

●	engage a non-Interested Party to independently review the Adviser’s vote recommendation if the vote recommendation would fall in favor of the Adviser’s interest (or the interest of an Interested Person) to confirm that the Adviser’s vote recommendation is in the best interest of the client under the circumstances;

●	cast its vote as recommended if the vote recommendation would fall against the Adviser’s interest (or the interest of an Interested Person) and such vote recommendation is in the best interest of the client under the circumstances; or

●	abstain from voting if such action is determined by the Adviser to be in the best interest of the client under the circumstances.

F.	The Responsible Party will promptly vote proxies received in a manner consistent with the Proxy Voting Policies and Procedures stated above and guidelines (if any) issued by client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries if such guidelines are consistent with ERISA).

G.	In accordance with SEC Rule 204-2(c)(2), as amended, the Responsible Party shall retain in the respective client’s file, the following:

●	A copy of the proxy statement received (unless retained by a third party for the benefit of the Adviser or the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

●	A record of the vote cast (unless this record is retained by a third party for the benefit of the Adviser and the third party is able to promptly provide the Adviser with a copy of the voting record upon its request);

●	A record memorializing the basis for the vote cast;

●	A copy of any document created by the Adviser or its employees that was material in making the decision on how to vote the subject proxy; and,

●	A copy of any Conflict Notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, the Adviser.

The above copies and records shall be retained in the client’s file for a period not less than five (5) years (or in the case of an employee benefit plan, no less than six (6) years), which shall be maintained at the appropriate office of the Adviser.

H.	Periodically, but no less than annually, the Adviser will:

1.	Verify that all annual proxies for the securities held in the client’s account have been received;

2.	Verify that each proxy received has been voted in a manner consistent with the Proxy Voting Policies and Procedures and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries);

3.	Review the files to verify that records of the voting of the proxies have been properly maintained;

4.	Prepare a written report for each client regarding compliance with the Proxy Voting Policies and Procedures; and

5.	Maintain an internal list of Interested Persons.

Proxies and Class Action Lawsuits

WHR will be required to take action and render advice with respect to voting of proxies solicited by or with respect to the issuers of securities in which assets of the Account may be invested from time to time. However, WHR will not take any action or render any advice with respect to any securities held in the Account, which are named in or subject to class action lawsuits. WHR may, only at the client's request, offer clients advice regarding corporate actions